SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                           FORM 8-K/A

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                 Date of Report - June 30, 1997

                        SUN BANCORP, INC.
      (Exact name of registrant as specified in its charter)



      Pennsylvania                 000-01745        23-2233584
--------------------------     ----------------    -------------
State or other jurisdiction    (Commission File    (IRS Employer
    of incorporation)              Number          Identification
                                                       Number)

       2-16 South Market Street
         Post Office Box 57
      Selinsgrove, Pennsylvania                        17870
----------------------------------------          ---------------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number including area code:(717) 374-1131
                                                  ---------------


                                N/A
-----------------------------------------------------------------
(Former name or former address, if changed since last report)




            Page 1 of 11 Sequentially Numbered Pages
               Index to Exhibits Found on Page

     Sun Bancorp, Inc. (the "Registrant") hereby files this Amendment No.2 to the Registrant's Current Report on Form 8-K, dated June 30, 1997, and originally filed with the Commission on July 3,1997, to submit amended pro forma financial information in Item 7 (b), which information is attached hereto at Exhibit 99.3.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------
          (b) The amended pro forma financial information required to be set forth herein is attached hereto at Exhibit 99.3 and incorporated herein by reference.

          (c)  Exhibits:

               2     Agreement and Plan of Reorganization dated
                     November 6, 1996, among Registrant, Sun
                     Bank, F.N.B. Corporation and Bucktail Bank and Trust Company.*

               23.2  Consent of Ernst & Young LLP, Independent
                     Auditors.*

               99.1  Press Release, of Registrant, dated June 30,
                     1997,re:  Acquisition of Bucktail Bank and
                     Trust Company.*

               99.2  Audited Financial Statements of Bucktail
                     Bank and Trust Company, including Report of
                     Independent Auditors for the year ended
                     December 31, 1996.*

               99.3  Amended Pro forma financial information.
_____________

* Previously Filed.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused Amendment No. 2 of this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               SUN BANCORP, INC.
                               (Registrant)


Dated:   September 29, 1997    /s/ Fred W. Kelly, Jr.
                              ----------------------------------
                              Fred W. Kelly, Jr., President and
                              Chief Executive Officer
                              (Principal Executive Officer)


                              /s/ Jeffrey E. Hoyt
                              -----------------------------------
                              Jeffrey E. Hoyt, Secretary

                           EXHIBIT INDEX
                           -------------


                                                   Page Number
                                                   in Manually
Exhibit                                          Signed Original
-------                                          ---------------

  2       Agreement and Plan of Reorganization
          dated November 6, 1996, among Registrant,
          Sun Bank, F.N.B. Corporation and Bucktail
          Bank and Trust Company.*

  23.2    Consent of Ernst & Young LLP,
          Independent Auditors.*

  99.1    Press Release, dated June 30, 1997,
          of Registrant re:  Acquisition of Bucktail
          Bank and Trust Company.*

  99.2    Audited Financial Statements of Bucktail
          Bank and Trust Company, including Report of Independent Auditors, for the year ended
          December 31, 1996.*

  99.3    Amended Pro forma financial information.               6
_______________________________

*    Previously Filed.